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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    March 12, 2001
                                                 -----------------------------



              Cambridge Technology Partners (Massachusetts), Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-21040                  06-132-0610
----------------------------    ---------------------     ---------------------
(State or Other Jurisdiction      (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)


8 Cambridge Center, Cambridge, Massachusetts                  02142
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (617) 374-9800
                                                   -----------------------------



                                   No Change.
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 1.  Changes in Control of Registrant.

On March 12, 2001, Novell, Inc. ("Novell"), Ceres Neptune Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Novell ("Merger Sub"), and Cambridge Technology Partners (Massachusetts), Inc. (the "Company") entered into an Agreement and Plan of Reorganization, dated as of March 12, 2001 (the "Merger Agreement"), pursuant to which Merger Sub shall merge with and into the Company with the Company as the surviving corporation (the "Merger"). In connection with the Merger, the stockholders of the Company will receive 0.668 shares of Novell common stock for every share they hold of Company common stock.
Following the Merger, Novell will own directly all of the outstanding shares of the Company. Simultaneous with the execution of the Merger Agreement, the Company and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, LLC) entered into Amendment No. 2 to the Rights Agreement (previously filed with the Securities and Exchange Commission on Form 8-A/A on September 30,
1998). In connection with the foregoing, on March 12, 2001, Novell and Jack L. Messman entered into a Voting Agreement, a copy of which is attached hereto as
Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.  The following exhibits are filed with this report:


  Exhibit Number                        Description
  --------------                        -----------

        2.1 Agreement and Plan of Reorganization, dated March 12, 2001, by and among Novell, Inc., Ceres Neptune Acquisition Corp. and Cambridge Technology Partners (Massachusetts), Inc.

        4.1 Amendment No. 2 to Rights Agreement, dated March 12, 2001, between Cambridge Technology Partners (Massachusetts), Inc. and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, LLC).

       99.1 Voting Agreement, dated March 12, 2001, between Novell, Inc. and Jack L. Messman.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (MASSACHUSETTS), INC.


Date: March 12, 2001             By:  /s/ Joseph A. LaSala, Jr.
                                      -------------------------
                                      Name:  Joseph A. LaSala, Jr.
                                      Title: Senior Vice President, General
                                             Counsel and Secretary
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                               INDEX TO EXHIBITS


  Exhibit Number                               Description                               Page
  --------------                               -----------                               ----
       2.1          Agreement and Plan of Reorganization, dated March 12, 2001, by         5
                    and among Novell, Inc., Ceres Neptune Acquisition Corp. and
                    Cambridge Technology Partners (Massachusetts), Inc.

       4.1          Amendment No. 2 to Rights Agreement, dated March 12, 2001,            75
                    between Cambridge Technology Partners (Massachusetts), Inc.
                    and Mellon Investor Services LLC (formerly ChaseMellon
                    Shareholder Services, LLC).

                    Voting Agreement, dated March 12, 2001, between Novell, Inc. and      80
       99.1         Jack L. Messman.
